UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02	51-0020270
(State of	000-23108	(IRS Employer
Organization)	033-54804	Identification No.)
(Commission
File Numbers)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

     Discover Bank, on behalf of the holder of the Seller Certificate, has previously designated for Discover Card Master Trust I (the “Trust”) certain Discover Card accounts originated by Discover Bank pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of June 4, 2010, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

     As of March 31, 2014, the Receivables in the Accounts designated for the Trust totaled $29,156,997,901.66 and the total number of Accounts was 15,644,464. Also, as of March 31, 2014, the average account balance was $2,975 (using 9,801,846 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $10,455.

Current Composition and Distribution of the Accounts

     We have set forth additional information below about the Accounts that are designated for the Trust.

     Geographic Distribution. As of March 31, 2014, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables
California	8.4%
Texas	8.3%
New York	6.4%
Illinois	5.9%
Florida	5.8%
Pennsylvania	5.3%
Ohio	4.6%
New Jersey	3.7%
Michigan	3.2%
Other States	48.4%
Total	100.0%

     Since the largest amounts of outstanding Receivables (approximately 5% or more of total Receivables) were with cardmembers whose billing addresses were in California, Texas, New York, Illinois, Florida, Pennsylvania and Ohio, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of March 31, 2014, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Credit Limit	($000's)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$1,639,258	5.6%	2,596,343	16.6%
$5,000.01 to $10,000.00	$6,417,697	22.0%	4,527,636	28.9%
$10,000.01 to $15,000.00	$11,538,456	39.6%	6,643,060	42.5%
Over $15,000.00	$9,561,587	32.8%	1,877,425	12.0%
Total	$29,156,998	100.0%	15,644,464	100.0%

Account Balance Information. As of March 31, 2014, the Accounts had the following balances:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Account Balance	($000's)	Receivables	Accounts	Accounts
Credit Balance	$(26,910)	(0.1)%	226,381	1.5%
No Balance	$-	0.0%	6,369,079	40.7%
$0.01 to $5,000.00	$8,835,262	30.3%	6,904,825	44.1%
$5,000.01 to $10,000.00	$9,746,194	33.4%	1,349,511	8.6%
$10,000.01 to $15,000.00	$7,350,786	25.2%	605,066	3.9%
Over $15,000.00	$3,251,666	11.2%	189,602	1.2%
Total	$29,156,998	100.0%	15,644,464	100.0%

Seasoning. As of March 31, 2014, all of the Accounts were 60 months old or greater. The ages of the Accounts as of March 31, 2014 were distributed as follows:

			Percentage of	Percentage of
Age of Accounts			Total Accounts	Total Receivables
Less than 12 Months			0.0%	0.0%
12 to 23 Months			0.0%	0.0%
24 to 35 Months			0.0%	0.0%
36 to 47 Months			0.0%	0.0%
48 to 59 Months			0.0%	0.0%
60 Months and Greater			100.0%	100.0%
Total			100.0%	100.0%

Delinquency Information. As of March 31, 2014, the Accounts in the Trust had the following delinquency statuses:
	Receivables	Percentage
	Outstanding		of Total
		($000's)	Receivables
Total Receivables		$29,156,998	100.00%
Receivables Delinquent:
30 to 59 Days		$135,019	0.46%
60 to 89 Days		$95,466	0.33%

90 to 119 Days	$82,077	0.28%
120 to 149 Days	$75,012	0.26%
150 to 179 Days	$70,861	0.24%
180 Days and Greater	$0	0.00%
Total Delinquent	$458,435	1.57%

		Percentage
	Number of	of Total
	Accounts	Accounts
Total Accounts	15,644,464	100.00%
Accounts Delinquent:
30 to 59 Days	22,726	0.14%
60 to 89 Days	15,195	0.10%
90 to 119 Days	11,788	0.08%
120 to 149 Days	10,080	0.06%
150 to 179 Days	9,279	0.06%
180 Days and Greater	0	0.00%
Total Delinquent	69,068	0.44%

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due and the monthly rate of cardmembers that paid their full balance due as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the average of monthly rates for the three months ended March 31, 2014.

Three Months
Ended
March 31,
2014
Minimum Monthly Payment Rate	10.73%
Full Balance Payment Rate	23.77%

     Balance Reductions. The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the three months ended March 31, 2014, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.59%.

     Distribution of the Accounts by FICO® Score. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

     The following table reflects the Receivables as of March 31, 2014, and the composition of Accounts by FICO® score as refreshed during March 2014:

	Receivables
	Outstanding	Percentage of
FICO® CreditScoreRange(1)	($000)	Total Receivables
No Score(2)	$474,625	1.63%
Less than 600	$1,355,195	4.65%
600 to 659	$3,106,670	10.65%
660 to 719	$8,780,951	30.12%
720 and above	$15,439,557	52.95%
Total	$29,156,998	100.00%

(1) FICO® is federally registered service mark of Fair Isaac Corporation.
(2) Discover recently made an internal change to the way it stores and reports FICO® scores for certain accounts. As a result of this change, a small percentage of accounts designated to the master trust that previously had an associated FICO® score now show no score. This reflects a change in methodology but does not represent a change in the accounts themselves.

Static Pool Information

     Although we have previously provided static pool information (Trust delinquency rates, charge-off rates, payment rates and yield) regarding the historical performance of the receivables for the Accounts based on the date of their origination, we are not providing such information in this filing because all of the Accounts are now 60 or more months past the date on which they were originated. The origination date for each Account is the date on which the Account is opened. Additional accounts were last designated for the Trust as of October 1, 2008; therefore, no accounts originated in years 2009 through 2014 are currently included in the Trust. If we designate additional accounts for the Trust that include accounts of more recent vintages, we will resume providing static pool data by vintage at that time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover
Card Execution Note Trust)

By: /s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant
Treasurer

Date: April 15, 2014